UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 28, 2011
Date of Report (Date of earliest event reported)
IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0001-33155	04-3444218
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (508) 373-1100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits

SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 2.02.	Results of Operations and Financial Condition
     On August 2, 2011, IPG Photonics Corporation (the “Company”) announced its financial results for the quarter ended June 30, 2011. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information on this Form 8-K pertaining to Item 2.02 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events
     On July 28, 2011, the Company amended its 2006 Stock Incentive Plan. One of the amendments makes a conforming change to Section 4.3 of the 2006 Stock Incentive Plan so that provision is now consistent the Plan amendments approved at the 2011 Annual Meeting of Stockholders in May 2011. In particular, the stockholders approved changes to eliminate the ability of the Company to reprice awards granted under the 2006 Stock Incentive Plan. The Company also amended Section 5.1 of the 2006 Stock Incentive Plan so that shares surrendered in connection with the exercise of an option or those as payment for tax withholding requirements will not be available for grant under the Plan.
     The foregoing descriptions of the 2006 Stock Incentive Plan and the amendments to it do not purport to be complete and are qualified in their entirety by reference to the 2006 Stock Incentive Plan, as amended, a copy of which is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits
10.1 2006 Stock Incentive Plan, as amended
     The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:
99.1 Press Release issued by IPG Photonics Corporation on August 2, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION
August 2, 2011	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	2006 Stock Incentive Plan, as amended

99.1	Press Release issued by IPG Photonics Corporation on August 2, 2011.